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                                                                   EXHIBIT 10.31



                               AMENDMENT NO. 1 TO
                              FLOWSERVE CORPORATION
                             1999 STOCK OPTION PLAN


Section 13(a) is hereby amended to add immediately after subsection (ii) the following:

                "(iii) if such amendment would reprice, replace or otherwise effectively lower, through a form of option cancellation and regranting or otherwise, the exercise price of a previously granted option award."

The remainder of the Plan shall remain unchanged and in full force and effect.





                                  FLOWSERVE CORPORATION


                                  By: /s/ Ronald F. Shuff
                                     -------------------------------------------
                                     Ronald F. Shuff
                                     Vice President, Secretary & General Counsel